UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short and Long Term Incentive Programs

On February 19, 2016, Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) for Kansas City Southern (the “Company”) approved the Company’s 2016 Long-Term Incentive Program (the “2016 LTI Program”), the 2016 Stock Appreciation Incentive Plan (the “2016 SAIP”) and the 2016 Annual Incentive Plan (the “2016 AIP”), in which the Company’s officers participate.

2016 LTI Program

The 2016 LTI Program consists of performance share awards (50%), non-qualified stock options (25%) and restricted stock (25%). All awards under the 2016 LTI Program were granted on February 19, 2016, and are governed by the Company’s 2008 Stock Option and Performance Award Plan.

The performance period for the performance shares is the three year period 2016 through 2018. Participants may earn between 0% and 200% of the performance shares awarded under the 2016 LTI Program by meeting or exceeding the performance criteria set for the 2016 LTI Program. The Committee set three-year performance goals for the 2016 LTI Program on February 19, 2016. The number of performance shares earned at the end of the three-year performance period is based on the average of the earned percentage for each year during the 2016 LTI Program. Performance shares earned under the 2016 LTI Program become vested and will be paid out on the later of (i) February 22, 2019, or (ii) the date the Compensation Committee certifies the performance results.

The performance metrics for the performance shares awarded under the 2016 LTI Program are return on invested capital (“ROIC”) and consolidated operating ratio (“OR”), weighted 75% and 25%, respectively. ROIC is defined as the quotient of the Company’s net operating profit after taxes (“NOPAT”) for the applicable performance period divided by the Company’s invested capital where (i) NOPAT is the sum of the Company’s net income, interest expense and interest on the present value of the Company’s operating leases (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of (a) lease termination costs reported as a separate line item within operating expenses in the consolidated statement of income, (b) debt retirement costs reported as a separate line item in the consolidated statement of income, (c) foreign exchange gains/losses reported as a separate line item in the consolidated statement of income, (d) the foreign exchange impact on the Company’s income tax expense, (e) the impacts of changes in statutory income tax rates and laws on the Company’s income tax expense, (f) the impacts of changes in accounting principles, and (g) other special one-time adjustments included in Adjusted Diluted Earnings Per Share as reported by the Company which are not already included in the preceding points; and (ii) invested capital is the sum of the Company’s average equity balance, average debt balance and the present value of the Company’s operating leases, with further adjustments to eliminate the average equity impacts of (a) changes in accounting principles, and (b) incremental debt incurred after January 1, 2016 for lease conversions.

Incremental debt is defined as debt incurred to finance the purchase of equipment under existing operating leases and the purchase of replacement equipment as operating leases expire, reduced by the present value of the related operating leases.

Under the 2016 LTI Program, OR is defined as the Company’s consolidated operating ratio with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2016 long range plan, (b) impacts to fuel surcharge revenue and fuel expense for changes in fuel-related indices from the indices assumed in the Company’s 2016 long range plan (c) lease termination costs recognized as a separate line item within operating expenses in the consolidated statement of income, (d) changes in accounting principles, and (e) other special one-time adjustments included in Adjusted Operating Ratio as reported by the Company which are not already included in the preceding points.

The payout percentage based on the ROIC and OR performance metrics is then subject to adjustment up or down based on a comparison of the average of the Company’s annual revenue growth during the performance period against the average of the annual revenue growth rate of the other North American Class 1 railroads. For purposes of determining revenue growth for the Company and for all other North American Class I railroads, revenue includes (a) total revenue for the most recently reported twelve-month period, including fuel surcharge revenue, (b) adjustments for foreign exchange impacts as disclosed in publicly available information, and (c) adjustments for business combinations, acquisitions or dispositions as disclosed in publicly available information.

The non-qualified stock options become vested and exercisable in equal installments on February 19, 2017, February 19, 2018 and February 19, 2019, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company’s common stock on the date of grant.

The shares of restricted stock awarded under the 2016 LTI Program vest on February 22, 2019.

The above description is qualified in its entirety by the form of 2016 LTI Program award agreements attached to this Current Report on Form 8-K as Exhibits 10.1 (for employees) and 10.2 (for independent contractors).

2016 Stock Appreciation Incentive Plan

The 2016 SAIP consists of restricted stock that may vest only upon the achievement of certain stock price goals. The stock price goals must be reached within 5 years from the date of grant. The awards under the 2016 SAIP were granted on February 19, 2016, and are governed by the Company’s 2008 Stock Option and Performance Award Plan.

The above description is qualified in its entirety by the form of 2016 SAIP award agreements attached to this Current Report on Form 8-K as Exhibits 10.3 (for employees) and 10.4 (for independent contractors).

2016 AIP

The 2016 AIP is payable in cash following certification by the Committee that the 2016 annual performance target is met. The performance target for the 2016 AIP is based on achieving an operating ratio within a specified range. The definition of operating ratio used in the 2016 LTI Program is also used for the 2016 AIP Program. Participants may earn between 0% and 200% of the performance target awarded under the 2016 AIP Program by meeting or exceeding the performance criteria set for the 2016 AIP Program.

Item 9.01 Financial Statements and Exhibits

(d)

Number	Description

10.1	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Long-Term Incentive Program

10.2	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Long-Term Incentive Program

10.3	Form of Restricted Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Stock Appreciation Incentive Plan

10.4	Form of Restricted Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Stock Appreciation Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Corporate Secretary

Date: February 25, 2016

EXHIBIT INDEX

Number	Description

10.1	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Long-Term Incentive Program

10.2	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Long-Term Incentive Program

10.3	Form of Restricted Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Stock Appreciation Incentive Plan

10.4	Form of Restricted Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2016 Stock Appreciation Incentive Plan